Convertible Preferred Shares	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Convertible Preferred Shares	Convertible Preferred Shares
Prior to the IPO, the Company had issued convertible preferred shares, Series A convertible preferred shares and Series B convertible preferred shares.
In August 2017, the Company entered into a subscription and shareholders agreement, or the 2017 Agreements, pursuant to which the Company issued an aggregate of 2,650,980 convertible preferred shares for total proceeds of approximately $3.9 million and incurred issuance costs of $0.1 million, recorded as a reduction to convertible preferred shares.
The 2017 Agreements were amended and restated in September 2018, as so amended, the Amended 2018 Agreements. Pursuant to the Amended 2018 Agreements, the Company issued 7,131,525 Series A convertible preferred shares for an aggregate purchase price of $35.4 million and incurred issuance costs of $0.3 million, recorded as a reduction to convertible preferred shares.
On April 17, 2020, the Company closed a Series B funding round to secure an additional $80.0 million of funding, including the conversion of the 2019 Convertible Notes (see Note 8), through the issuance of Series B convertible preferred shares. The Company received $61.6 million in cash proceeds upon the issuance of 4,913,404 Series B convertible preferred shares and incurred issuance costs of $0.3 million, recorded as a reduction to the convertible preferred shares. The 2019 Convertible Notes were converted into 1,723,263 Series B convertible preferred shares. The issuance price of the Series B convertible preferred shares was $1.42 per share.
Convertible preferred shares and Series A convertible preferred shares consisted of the following as of December 31, 2019 (in thousands, except for share amounts):

	Shares		Liquidation Preference	Carrying Value
	Authorized	Outstanding
Convertible preferred shares	2,650,980	2,650,980	$3,865	$3,761
Series A convertible preferred shares	7,131,525	7,131,525	35,414	35,147
	9,782,505	9,782,505	$39,279	$38,908
Upon closing of the IPO, the convertible preferred shares and Series A convertible preferred shares as of December 31, 2019, together with the Series B convertible preferred shares issued during the year ended December 31, 2020, were converted to 16,419,172 ordinary shares. The holders of the Company’s convertible preferred shares, Series A convertible preferred shares and Series B convertible preferred shares had certain voting, dividend, and redemption rights, as well as liquidation preferences and conversion privileges. All rights, preferences, and privileges associated with the convertible preferred shares, Series A convertible preferred shares and Series B convertible preferred shares were terminated at the time of the Company’s IPO in conjunction with the conversion of all outstanding shares of convertible preferred shares, Series A convertible preferred shares and Series B convertible preferred shares into ordinary shares.